                                        File No. 333-17255
                                        Rule 497(e)

                 STEIN ROE ADVISOR TRUST
         Stein Roe Advisor Special Venture Fund

      Supplement to February 14, 1997 Prospectus
                   ________________

     As of July 7, 1997, John S. McLandsborough has been named co-portfolio manager, along with Richard B. Peterson, of SR&F Special Venture Portfolio. Prior to joining the Adviser in April 1996, Mr. McLandsborough was an equity research analyst with CS First Boston from June 1994 until January 1996 and with National City Bank of Cleveland prior thereto. Mr. McLandsborough, a char-tered financial analyst, earned a bachelor's degree in finance in 1989 from Miami University and a master's degree in 1992 from Indiana University.

         This Supplement is Dated June 26, 1997

STEIN ROE ADVISOR SPECIAL VENTURE FUND
The investment objective of Advisor Special Venture Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. Advisor Special Venture Fund invests all of its net investable assets in SR&F Special Venture Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor Special Venture Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor Special Venture Fund may be purchased only through Intermediaries, including retirement plan service providers.

Advisor Special Venture Fund has no sales or redemption charges. Advisor Special Venture Fund is a series of Stein Roe Advisor Trust and Special Venture Portfolio is a series of SR&F Base Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor Special Venture Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 14, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling the Adviser. For additional information, call Retirement Services at 800-322-1130 or Advisor/Broker Services at 800-322-0593.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       The date of this prospectus is February 14, 1997.


            TABLE OF CONTENTS

                                      Page
Summary.................................3
Fee Table ..............................4
The Fund................................5
Investment Policies.....................6
Performance Information.................7
Risks and Investment Considerations ....9
Investment Restrictions ...............10
Portfolio Investments and Strategies...14
Net Asset Value .......................14
How to Purchase Shares.................15
How to Redeem Shares ..................16
Distributions and Income Taxes.........17
Management ............................20
Organization and Description of Shares.
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure....21
For More Information ..................24

                           SUMMARY

Stein Roe Advisor Special Venture Fund ("Advisor Special Venture Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Special Venture Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor Special Venture Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. Advisor Special Venture Fund invests all of its net investable assets in SR&F Special Venture Portfolio ("Special Venture Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Special Venture Fund. Special Venture Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio Investments and Strategies. There is, of course, no assurance that Advisor Special Venture Fund and Special Venture Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Special Venture Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS. Shares of Advisor Special Venture Fund may be purchased only through Intermediaries, including retirement plan service providers. For information on purchasing and redeeming Advisor Special Venture Fund shares, please see How to Purchase Shares, How to Redeem Shares, and Management--
Distributor.

MANAGEMENT AND FEES.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to Special Venture Portfolio. In addition, it provides administrative services to Advisor Special
Venture Fund and Special Venture Portfolio. For a description of the Adviser and these service arrangements, see Management.

                      FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases.......................None
Sales Load Imposed on Reinvested Dividends............None
Deferred Sales Load...................................None
Redemption Fees.......................................None
Exchange Fees.........................................None
ANNUAL FUND OPERATING EXPENSES (as a percentage of
 average net assets; after reimbursement)
Management and Administrative Fees (after
   reimbursement).....................................0.75%
12b-1 Fees............................................0.25%
Other Expenses (after reimbursement)..................0.50%
                                                      -----
Total Operating Expenses (after reimbursement)........1.50%
                                                      =====
EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                  1 year        3 years
                  ------        -------
                   $15            $47

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Special Venture Fund. The Fee Table reflects the combined expenses of both Advisor Special Venture Fund and Special Venture Portfolio. Anticipated Total Operating Expenses for Advisor Special Venture Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor Special Venture Fund for a portion of its operating expenses and its pro rata share of the fees and expenses payable by Special Venture Portfolio. The Adviser has undertaken to reimburse Advisor Special Venture Fund for its operating expenses and its pro rata share of Special Venture Portfolio's operating expenses to the extent such expenses exceed 1.50% of Advisor Special Venture Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier review and possible termination by the Adviser on 30 days' notice to Advisor Special Venture Fund. Absent such reimbursement, Advisor Special Venture Fund's share of Special Venture Portfolio's Management Fee and the Fund's Administrative Fee, Other Expenses and Total Operating Expenses would be 0.90%, 0.55% and 1.70%, respectively. Any such reimbursement will lower Advisor Special Venture Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Advisor Special Venture Fund pays the Adviser an administrative fee based on its average daily net assets and Special Venture Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Special Venture Fund, including its proportionate share of the expenses of Special Venture Portfolio, would be more or less than if Advisor Special Venture Fund invested directly in the securities held by Special Venture Portfolio, and concluded that Advisor Special Venture Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Advisor Special Venture Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Special Venture Fund pays a 12b-1 fee, long-term investors in Advisor Special Venture Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information on Advisor Special Venture Fund's 12b-1 fee, see Management-- Distributor or call your financial representative.

                           THE FUND

STEIN ROE ADVISOR SPECIAL VENTURE FUND ("Advisor Special Venture Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Special Venture Fund seeks to achieve its investment objective by using the "master fund/feeder fund structure." Under that structure, a feeder fund and one or more feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor Special Venture Fund invests all of its net investable assets in SR&F Special Venture Portfolio ("Special Venture Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Special Venture Portfolio and administrative services to Advisor Special Venture Fund and Special Venture Portfolio.

                   INVESTMENT POLICIES

The investment objective of Advisor Special Venture Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. Advisor Special Venture Fund invests all of its net investable assets in Special Venture Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Special Venture Fund. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess their business judgment and strategies through personal visits. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

Further information on investment techniques that may be employed by Special Venture Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                    PERFORMANCE INFORMATION

The total return from an investment in Advisor Special Venture Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor Special Venture Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor Special Venture Fund had no past performance. However, Stein Roe Special Venture Fund, a different Stein Roe Fund which is a series of Stein Roe Investment Trust and has a similar name, the same investment objective and substantially the same investment policies as Advisor Special Venture Fund, also invests all of its net investable assets in Special Venture Portfolio. The average annual total returns for the periods ended September 30, 1996, for 1-year and since-inception (October 17, 1994) investments in Stein Roe Special Venture Fund were 31.81% and 30.22%, respectively. Stein Roe Special Venture Fund has a different fee structure than Advisor Special Venture Fund, and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower. The information shown above reflects the performance of Stein Roe Special Venture Fund, and should not be interpreted as indicative of Advisor Special Venture Fund's future performance.

                RISKS AND INVESTMENT CONSIDERATIONS

Advisor Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Special Venture Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Special Venture Fund or Special Venture Portfolio will achieve its objective.

Special Venture Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Special Venture Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Special Venture Portfolio may be found under Portfolio
Investments and Strategies.

                    INVESTMENT RESTRICTIONS

Neither Advisor Special Venture Fund nor Special Venture Portfolio may invest more than 5% of their assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities. This restriction also does not prevent Advisor Special Venture Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
----------------
/1/ A repurchase agreement involves a sale of securities to
Special Venture Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Special Venture Portfolio could experience both losses and delays in liquidating its collateral.
----------------

Neither Advisor Special Venture Fund nor Special Venture Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Special Venture Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Special Venture Fund nor Special Venture Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend its portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Special Venture Fund and Special Venture Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor Special Venture Fund and Special Venture Portfolio may invest in repurchase agreements, provided that neither will invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the first three paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Special Venture Fund and Special Venture Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Special Venture Fund and Special Venture Portfolio is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

             PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
Special Venture Portfolio may invest up to 35% of its net assets in debt securities, but it does not currently intend to invest more than 5% of its net assets in debt securities rated below investment grade. The risks inherent in debt securities depend primarily on the term and quality of the obligations in Special Venture Portfolio's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. When the Adviser determines that adverse market or economic conditions exist and considers a temporary defensive position advisable, Special Venture Portfolio may invest without limitation in high-quality fixed income securities or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
Special Venture Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Special Venture Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Special Venture Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Special Venture Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Special Venture Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

CONVERTIBLE SECURITIES.
By investing in convertible securities, Special Venture Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Special Venture Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
Special Venture Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Special Venture Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Special Venture Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Special Venture Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Special Venture Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
Special Venture Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Special Venture Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Special Venture Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, Special Venture Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Special Venture Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, Special Venture Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts;
(3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Special Venture Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Special Venture Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Special Venture Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although Special Venture Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

                       NET ASSET VALUE

The purchase and redemption price of Advisor Special Venture Fund's shares is its net asset value per share. Advisor Special Venture Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Special Venture Portfolio allocates net asset value, income, and expenses to Advisor Special Venture Fund and any other of its feeder funds in proportion to their respective interests in Special Venture Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Special Venture Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

                  HOW TO PURCHASE SHARES

You may purchase Advisor Special Venture Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plan service providers ("Intermediaries"). The Adviser and Advisor Special Venture Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Advisor Special Venture Fund's shares is made at Advisor Special Venture Fund's net asset value (see Net Asset Value) next determined after receipt by the Fund or through an authorized agent of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor Special Venture Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor Special Venture Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Special Venture Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Special Venture Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement plan, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                      HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Special Venture Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Special Venture Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policies and procedures. In particular, individual participants of qualified retirement plans may exchange shares through the plan sponsor or administrator. Those participants may exchange shares only for shares of other Advisor Trust Funds that are included in the plan. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Special Venture Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor Special Venture Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor Special Venture Fund or its authorized agent.

                   DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid annually. Advisor Special Venture Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor Special Venture Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor Special Venture Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

INCOME TAXES. For federal income tax purposes, Advisor Special Venture Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Special Venture Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor Special Venture Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor Special Venture Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                         MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Special Venture Fund and Special Venture Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Special Venture Fund and Special Venture Portfolio and other feeder funds investing in Special Venture Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Special Venture Portfolio and the business affairs of Advisor Special Venture Fund, Special Venture Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. E. Bruce Dunn and Richard B. Peterson have been co-portfolio managers of Special Venture Portfolio since its inception in 1997 and had managed its predecessor since 1994.
Each is a senior vice president of the Adviser. Mr. Dunn has been associated with the Adviser since 1964. He received his A.B. degree from Yale University (1956) and his M.B.A. from Harvard University (1958) and is a chartered investment counselor. Mr. Peterson, who began his investment career with the Adviser in 1965 after graduating with a B.A. from Carleton College (1962) and the Woodrow Wilson School at Princeton University with a Masters in Public Administration (1964), rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corp. As of December 31, 1996, Messrs. Dunn and Peterson were responsible for co-managing $1.5 billion in mutual fund net assets.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor Special Venture Fund, computed and accrued daily, at an annual rate of 0.15% of average net assets; and a monthly management fee from Special Venture Portfolio, computed and accrued daily, at an annual rate of 0.75% of average net assets. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Special Venture Fund for a portion of its operating expenses and its pro rata share of Special Venture Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor Special Venture Fund (other than those paid by the Adviser), including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization, are paid out of the assets of Advisor Special
Venture Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Special Venture Fund and Special Venture Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor Special Venture Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Special Venture Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT AND SHAREHOLDER SERVICES. SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Some Intermediaries that maintain nominee accounts with Advisor Special Venture Fund for their clients who are Fund shareholders may be paid a fee from SSI of up to 0.25% of the average net assets held in such accounts for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.

DISTRIBUTOR. The shares of Advisor Special Venture Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan"). The Plan provides that, as compensation for the promotion and distribution of shares of Advisor Special Venture Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor Special Venture Fund a fee at an annual rate of 0.25% of its average net assets. The Distributor generally pays this amount to institutions that distribute Advisor Special Venture Fund shares and provide services to Advisor Special Venture Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Special Venture Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Special Venture Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.
Advisor Trust's Plan complies with those rules.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Special Venture Fund and Special Venture Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

           ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

             SPECIAL CONSIDERATIONS REGARDING THE
               MASTER FUND/FEEDER FUND STRUCTURE

Advisor Special Venture Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor Special Venture Fund. The initial shareholder of Advisor Special Venture Fund approved this policy of permitting Advisor Special Venture Fund to act as a feeder fund by investing in Special Venture Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor Special Venture Fund and Special Venture Portfolio. The management and expenses of both Advisor Special Venture Fund and Special Venture Portfolio are described under the Fee Table and Management. Advisor Special Venture Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Special Venture Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Special Venture Fund and other investors in Special Venture Portfolio will each be liable for all obligations of Special Venture Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Special Venture Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Special Venture Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Special Venture Fund nor its shareholders will be adversely affected by reason of Advisor Special Venture Fund's investing in Special Venture Portfolio.

The Declaration of Trust of Base Trust provides that Special Venture Portfolio will terminate 120 days after the withdrawal of Advisor Special Venture Fund or any other investor in Special Venture Portfolio, unless the remaining investors vote to agree to continue the business of Special Venture Portfolio. The trustees of Advisor Trust may vote Advisor Special Venture Fund's interests in Special Venture Portfolio for such continuation without approval of Advisor Special Venture Fund's shareholders.

The common investment objective of Advisor Special Venture Fund and Special Venture Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor Special Venture Fund and the corresponding fundamental policies of Special Venture Portfolio can be changed only with shareholder approval.

If Advisor Special Venture Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Special Venture Portfolio or any other matter pertaining to Special Venture Portfolio (other than continuation of the business of Special Venture Portfolio after withdrawal of another investor), Advisor Special Venture Fund will solicit proxies from its shareholders and vote its interest in Special Venture Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Special Venture Fund shareholders. Advisor Special Venture Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in Special Venture Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Special Venture Portfolio investors. If other investors hold a majority interest in Special Venture Portfolio, they could have voting control over Special Venture Portfolio.

In the event that Special Venture Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Special Venture Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Special Venture Fund's fundamental policies, withdrawal of Advisor Special Venture Fund's assets from Special Venture Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Special Venture Fund's shareholders. Advisor Special Venture Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Special Venture Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Special Venture Fund. Should such a distribution occur, Advisor Special Venture Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Special Venture Fund and could affect the liquidity of Advisor Special Venture Fund.

Each investor in Special Venture Portfolio, including Advisor Special Venture Fund, may add to or reduce its investment in Special Venture Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Special Venture Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Special Venture Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Special Venture Portfolio effected on such day; and
(ii) the denominator of which is the aggregate beginning of the day net asset value of Special Venture Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Special Venture Portfolio by all investors in Special Venture Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Special Venture Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Special Venture Portfolio, but members of the general public may not invest directly in Special Venture Portfolio. Other investors in Special Venture Portfolio are not required to sell their shares at the same public offering price as Advisor Special Venture Fund, might incur different administrative fees and expenses than Advisor Special Venture Fund, and their shares might be sold with a sales commission. Therefore, Advisor Special Venture Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Special Venture Portfolio. Investment by such other investors in Special Venture Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Special Venture Portfolio could result in untimely liquidations of Special Venture Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Special Venture Portfolio as a percentage of its net assets. As a result, Special Venture Portfolio's security holdings may become less diverse, resulting in increased risk.

Special Venture Portfolio commenced operations in February 1997 when Stein Roe Special Venture Fund, a mutual fund that had invested directly in securities since 1994, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Special Venture Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Special Venture Portfolio. Information regarding any investment company that may invest in Special Venture Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                    FOR MORE INFORMATION

For more information about Advisor Special Venture Fund, contact
Retirement Services at 800-322-1130 or Advisor/Broker Services at
800-322-0593.
                      ______________________

The Stein Roe Advisor Funds

Stein Roe Advisor Balanced Fund
Stein Roe Advisor Growth & Income Fund
Stein Roe Advisor Growth Stock Fund
Stein Roe Advisor Young Investor Fund
Stein Roe Advisor Special Fund
Stein Roe Advisor Special Venture Fund
Stein Roe Advisor International Fund


Stein Roe Mutual Funds
P.O. Box 8900
Boston, Massachusetts 02205-8900
Retirement Services: 1-800-322-1130
Adviser/Broker Services: 1-800-322-0593
http://www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive,
32nd Floor.

Liberty Securities Corporation, Distributor
Member, SIPC

                 STEIN ROE ADVISOR TRUST
              Stein Roe Advisor Special Fund

        Supplement to February 14, 1997 Prospectus
                     ________________

     Gerry M. Sandel has been named the portfolio manager of SR&F Special Portfolio and senior vice president and principal of the Adviser, each as of July 7, 1997.

     Prior to joining the Adviser in July 1997, Mr. Sandel was portfolio man-ager of the Marshall Mid-Cap Value Fund and its predecessor fund and vice president of M&I Investment Management Corporation since October 1993. Prior thereto, Mr. Sandel was vice president of Acorn Asset Management Corpo-ration. A chartered financial analyst, Mr. Sandel earned a bachelor's degree in 1977 from the University of Southern Mississippi and a master's degree in 1984 from the American Graduate School.

     Co-manager Richard B. Peterson now will dedicate his time to co-managing SR&F Special Venture Portfolio. Mr.
Peterson will continue to be available to work with Mr.
Sandel during the transition period.

          This Supplement is Dated June 26, 1997

STEIN ROE ADVISOR SPECIAL FUND
The investment objective of Advisor Special Fund is to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies. Advisor Special Fund invests all of its net investable assets in SR&F Special Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment policies as Advisor Special Fund. (SEE SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE.)

Shares of Advisor Special Fund may be purchased only through Intermediaries, including retirement plan service providers.

Advisor Special Fund has no sales or redemption charges.  Advisor
Special Fund is a series of Stein Roe Advisor Trust and Special
Portfolio is a series of SR&F Base Trust. Each Trust is a diversified open-end management investment company.

This prospectus contains information you should know before investing in Advisor Special Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 14, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling the Adviser. For additional information, call Retirement Services at 800-322-1130 or Advisor/Broker Services at 800-322-0593.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION.  SHARES
ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE
POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The date of this prospectus is February 14, 1997.


            TABLE OF CONTENTS

                                           Page
Summary...........                          .3
Fee Table .........                       ...4
The Fund.........                         ...6
Investment Policies..........              ..6
Performance Information...........          .7
Risks and Investment Considerations .........8
Investment Restrictions .....................9
Portfolio Investments and Strategies........10
Net Asset Value ............................13
How to Purchase Shares......................14
How to Redeem Shares .......................15
Distributions and Income Taxes..............16
Management .................................17
Organization and Description of Shares......20
Special Considerations Regarding the
  Master Fund/Feeder Fund Structure.........21
For More Information .......................24

                      SUMMARY

Stein Roe Advisor Special Fund ("Advisor Special Fund") is a series of Stein Roe Advisor Trust, an open-end diversified management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Special Fund are not qualified for sale.

INVESTMENT OBJECTIVES AND POLICIES. The investment objective of Advisor Special Fund is to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies. Advisor Special Fund invests all of its net investable assets in SR&F Special Portfolio ("Special Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Special Fund. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers. Special Portfolio's investments may include securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies; securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities.

For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio Investments and Strategies. There is, of course, no assurance that Advisor Special Fund and Special Portfolio will achieve their common investment objective.

INVESTMENT RISKS. Advisor Special Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Special Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.

PURCHASES AND REDEMPTIONS. Shares of Advisor Special Fund may be purchased only through Intermediaries, including retirement plan service providers. For information on purchasing and redeeming Advisor Special Fund shares, please see How to Purchase Shares, How to Redeem Shares, and Management--Distributor.

MANAGEMENT AND FEES.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to Special Portfolio. In addition, it provides administrative services to Advisor Special
Fund and Special Portfolio. For a description of the Adviser and these service arrangements, see Management.

                      FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases.....................None
Sales Load Imposed on Reinvested Dividends..........None
Deferred Sales Load.................................None
Redemption Fees.....................................None
Exchange Fees.......................................None
ANNUAL FUND OPERATING EXPENSES (as a percentage
  of average net assets; after reimbursement)
Management and Administrative Fees (after
   reimbursement)...................................0.65%
12b-1 Fees..........................................0.25%
Other Expenses .....................................0.55%
                                                    -----
Total Operating Expenses (after reimbursement)......1.45%
                                                    =====

EXAMPLE.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                  1 year          3 years
                  ------          -------
                   $15              $46

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Special Fund. The Fee Table reflects the combined expenses of both Advisor Special Fund and Special Portfolio. Anticipated Total Operating Expenses for Advisor Special Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gain distributions are reinvested in additional shares.

From time to time, the Adviser may voluntarily undertake to reimburse Advisor Special Fund for a portion of its operating expenses and its pro rata share of the fees and expenses payable by Special Portfolio. For the period ending June 30, 1997, the Adviser has agreed to reduce the portion of Adviser Special Fund's fee payable by Special Portfolio by subtracting 0.05% from the applicable annual rate of management fee. In addition, the Adviser has undertaken to reimburse Advisor Special Fund for its operating expenses and its pro rata share of Special Portfolio's operating expenses to the extent such expenses exceed 1.45% of Advisor Special Fund's annual average net assets. This commitment expires on January 31, 1998, subject to earlier review and possible termination by the Adviser on 30 days' notice to Advisor Special Fund. Absent the rebate and reimbursement, Advisor Special Fund's share of Special Portfolio's Management Fee and the Fund Administrative Fee and Total Operating Expenses would be 0.85% and 1.65%, respectively. Any such reimbursement will lower Advisor Special Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Advisor Special Fund pays the Adviser an administrative fee based on its average daily net assets and Special Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Special Fund, including its share of the expenses of Special Portfolio, would be more or less than if Advisor Special Fund invested directly in the securities held by Special Portfolio, and concluded that Advisor Special Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Advisor Special Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Special Fund pays a 12b-1 fee, long-term investors in Advisor Special Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information on Advisor Special Fund's 12b-1 fee, see Management--Distributor or call your financial representative.

                           THE FUND

STEIN ROE ADVISOR SPECIAL FUND ("Advisor Special Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), which is an open-end diversified management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Special Fund seeks to achieve its investment objective by using the "master fund/feeder fund structure." Under that structure, a feeder fund and one or more feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. (See Special Considerations Regarding Master Fund/Feeder Fund Structure.) Advisor Special Fund invests all of its net investable assets in SR&F Special Portfolio ("Special Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Special Portfolio and administrative services to Advisor Special Fund and Special
Portfolio.

                    INVESTMENT POLICIES

The investment objective of Advisor Special Fund is to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies. Advisor Special Fund invests all of its net investable assets in Special Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Special Fund. Special Portfolio may invest in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger, well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although Special Portfolio invests primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities.

Further information on investment techniques that may be employed by Special Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

                     PERFORMANCE INFORMATION

The total return from an investment in Advisor Special Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of Advisor Special Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

As of the date of this Prospectus, Advisor Special Fund had no past performance. However, Stein Roe Special Fund, a different Stein Roe Fund which is a series of Stein Roe Investment Trust and has a similar name, the same investment objective and substantially the same investment policies as Advisor Special
Fund, also invests all of its net investable assets in Special Portfolio. The average annual total returns for the periods ended September 30, 1996, for 1-year, 5-year and 10-year investments in Stein Roe Special Fund were 17.89%, 13.85% and 15.53%, respectively. Stein Roe Special Fund has a different fee structure than Advisor Special Fund, and does not pay 12b-1 fees. Had these fees been reflected, the total returns shown in the table would have been lower. The information shown above reflects the performance of Stein Roe Special Fund, and should not be interpreted as indicative of Advisor Special Fund's future performance.

                RISKS AND INVESTMENT CONSIDERATIONS

Advisor Special Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. Special Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Special Fund or Special Portfolio will achieve its objective.

Special Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Special Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Special Portfolio may be found under Portfolio Investments and Strategies.

                    INVESTMENT RESTRICTIONS

Neither Advisor Special Fund nor Special Portfolio may invest more than 5% of their assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities. This restriction also does not prevent Advisor Special Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
----------------
/1/ A repurchase agreement involves a sale of securities to Special Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Special Portfolio could experience both losses and delays in liquidating its collateral.
----------------

Neither Advisor Special Fund nor Special Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Special Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

Neither Advisor Special Fund nor Special Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend its portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Special Fund and Special Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Advisor Special Fund and Special Portfolio may invest in repurchase agreements, provided that neither will invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the third paragraph under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Special Fund and Special Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Special Fund and Special Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

                PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES.
Special Portfolio may invest up to 35% of its net assets in debt securities, but does not expect to invest more than 5% of its net assets in debt securities that are rated below investment grade and that, on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy. When the Adviser deems a temporary defensive position advisable, Special Portfolio may invest, without limitation, in high-quality fixed income securities, or hold assets in cash or cash equivalents.

FOREIGN SECURITIES.
Special Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Special Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Special Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Special Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Special Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

CONVERTIBLE SECURITIES.
By investing in convertible securities, Special Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Special Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important than other factors in the purchase of convertible securities.

LENDING PORTFOLIO SECURITIES; WHEN-ISSUED AND DELAYED-DELIVERY
SECURITIES.
Special Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Special Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Special Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Special Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Special Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

SHORT SALES AGAINST THE BOX.
Special Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Special Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Special Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

DERIVATIVES.
Consistent with its objective, Special Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Special Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations, Special Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Special Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Special Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Special Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

PORTFOLIO TURNOVER.
Although Special Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. At times the Fund may invest for short-term capital appreciation. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)

                      NET ASSET VALUE

The purchase and redemption price of Advisor Special Fund's shares is its net asset value per share. Advisor Special Fund determines the net asset value of its shares as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Special Portfolio allocates net asset value, income, and expenses to Advisor Special Fund and any other of its feeder funds in proportion to their respective interests in Special Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Special Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

                    HOW TO PURCHASE SHARES

You may purchase Advisor Special Fund shares only through broker-dealers, banks, or other intermediaries, including retirement plan service providers ("Intermediaries"). The Adviser and Advisor Special Fund do not recommend, endorse, or receive payments from any Intermediary.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Advisor Special Fund's shares is made at Advisor Special Fund's net asset value (see Net Asset Value) next determined after receipt by the Fund or through an authorized agent of an order in good form, including receipt of payment.

CONDITIONS OF PURCHASE. Each purchase order for Advisor Special Fund must be accepted by an authorized officer of Advisor Trust or its authorized agent and is not binding until accepted and entered on the books of Advisor Special Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Special Fund's shareholders.

PURCHASES THROUGH INTERMEDIARIES. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of shares of Advisor Special Fund, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.

Retirement Plans. If you purchase shares through a retirement plan, you should be aware that retirement plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time you place your order with the plan administrator and the time the order is forwarded for execution.

                    HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares of Advisor Special Fund. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

EXCHANGE PRIVILEGE. Through an account with an Intermediary, you may redeem all or any portion of your Advisor Special Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policies and procedures. In particular, individual participants of qualified retirement plans may exchange shares through the plan sponsor or administrator. Those participants may exchange shares only for shares of other Advisor Trust Funds that are included in the plan. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Special Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

GENERAL REDEMPTION POLICIES. Redemption instructions may not be cancelled or revoked once they have been received and accepted by Advisor Trust. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption
instructions are received by the Intermediary.   (See Net Asset
Value.) Because the redemption price you receive depends upon Advisor Special Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received by Advisor Special Fund or its authorized agent.

                  DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends are declared and paid annually. Advisor Special Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. Advisor Special Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gain distributions on shares of Advisor Special Fund will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date.

INCOME TAXES. For federal income tax purposes, Advisor Special Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Special Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gain that is distributed to shareholders.

Advisor Special Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Advisor Special Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

                           MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Special Fund and Special Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Special Fund and Special Portfolio and other feeder funds investing in Special Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Special Portfolio and the business affairs of Advisor Special Fund, Special Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. E. Bruce Dunn and Richard B. Peterson have been co-portfolio managers of Special Portfolio since its inception in 1997 and had managed its predecessor since 1991.
Each is a senior vice president of the Adviser. Mr. Dunn has been associated with the Adviser since 1964. He received his A.B. degree from Yale University (1956) and his M.B.A. from Harvard University (1958) and is a chartered investment counselor. Mr. Peterson, who began his investment career with the Adviser in 1965 after graduating with a B.A. from Carleton College (1962) and the Woodrow Wilson School at Princeton University with a Masters in Public Administration (1964), rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corp. As of December 31, 1996, Messrs. Dunn and Peterson were responsible for co-managing $1.5 billion in mutual net fund assets.

FEES AND EXPENSES. The Adviser is entitled to receive a monthly administrative fee from Advisor Special Fund, computed and accrued daily, at an annual rate of 0.15% of the first $500 million of average net assets, 0.125% of the next $500 million, and 0.10% thereafter; and a monthly management fee from Special Portfolio, computed and accrued daily, at an annual rate of 0.75% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Special Fund for a portion of its operating expenses and its pro rata share of Special Portfolio's operating expenses.

The Adviser provides office space and executive and other personnel to Advisor Trust and Base Trust. All expenses of Advisor Special Fund (other than those paid by the Adviser), including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization, are paid out of the assets of Advisor Special Fund.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Special Fund and Special Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor Special Fund.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Special Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT AND SHAREHOLDER SERVICES. SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Some Intermediaries that maintain nominee accounts with Advisor Special Fund for their clients who are Fund shareholders may be paid a fee from SSI of up to 0.25% of the average net assets held in such accounts for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.

DISTRIBUTOR. The shares of Advisor Special Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions. The Distributor is a wholly owned indirect subsidiary of Liberty Financial. The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan"). The Plan provides that, as compensation for the promotion and distribution of shares of Advisor Special Fund including its expenses related to the sale and promotion of Fund shares, the Distributor receives from Advisor Special Fund a fee at an annual rate of 0.25% of its average net assets. The Distributor generally pays this amount to institutions that distribute Advisor Special Fund shares and provide services to Advisor Special Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Special Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Special Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Special Fund and Special Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

              ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, seven series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of Advisor Trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of Advisor Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

           SPECIAL CONSIDERATIONS REGARDING THE
            MASTER FUND/FEEDER FUND STRUCTURE

Advisor Special Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an investment objective identical to that of Advisor Special Fund. The initial shareholder of Advisor Special Fund approved this policy of permitting Advisor Special Fund to act as a feeder fund by investing in Special Portfolio. Please refer to the Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Advisor Special Fund and Special Portfolio. The management and expenses of both Advisor Special Fund and Special Portfolio are described under the Fee Table and Management. Advisor Special Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Special Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Special Fund and other investors in Special Portfolio will each be liable for all obligations of Special Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Special Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Special Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Special Fund nor its shareholders will be adversely affected by reason of Advisor Special Fund's investing in Special Portfolio.

The Declaration of Trust of Base Trust provides that Special Portfolio will terminate 120 days after the withdrawal of Advisor Special Fund or any other investor in Special Portfolio, unless the remaining investors vote to agree to continue the business of Special Portfolio. The trustees of Advisor Trust may vote Advisor Special Fund's interests in Special Portfolio for such continuation without approval of Advisor Special Fund's shareholders.

The common investment objective of Advisor Special Fund and Special Portfolio is non-fundamental and may be changed without shareholder approval. The fundamental policies of Advisor Special Fund and the corresponding fundamental policies of Special
Portfolio can be changed only with shareholder approval.

If Advisor Special Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Special Portfolio or any other matter pertaining to Special Portfolio (other than continuation of the business of Special Portfolio after withdrawal of another investor), Advisor Special Fund will solicit proxies from its shareholders and vote its interest in Special Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Special Fund shareholders. Advisor Special Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in Special Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Special Portfolio investors. If other investors hold a majority interest in Special Portfolio, they could have voting control over Special Portfolio.

In the event that Special Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Special Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Special Fund's fundamental policies, withdrawal of Advisor Special Fund's assets from Special Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Special Fund's shareholders. Advisor Special Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Special Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Special Fund. Should such a distribution occur, Advisor Special Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Special Fund and could affect the liquidity of Advisor Special Fund.

Each investor in Special Portfolio, including Advisor Special Fund, may add to or reduce its investment in Special Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Special Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Special Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Special Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Special Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Special Portfolio by all investors in Special Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Special Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Special Portfolio, but members of the general public may not invest directly in Special Portfolio. Other investors in Special Portfolio are not required to sell their shares at the same public offering price as Advisor Special Fund, might incur different administrative fees and expenses than Advisor Special Fund, and their shares might be sold with a sales commission. Therefore, Advisor Special Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Special Portfolio. Investment by such other investors in Special Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Special Portfolio could result in untimely liquidations of Special Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Special Portfolio as a percentage of its net assets. As a result, Special Portfolio's security holdings may become less diverse, resulting in increased risk.

Special Portfolio commenced operations in February 1997 when Stein Roe Special Fund, a mutual fund that, together with its corporate predecessor, had invested directly in securities since 1968, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Special Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Special Portfolio. Information regarding any investment company that may invest in Special Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

                    FOR MORE INFORMATION

For more information about Advisor Special Fund, call Retirement
Services at 800-322-1130 or Advisor/Broker Services at 800-322-
0593.
                    ______________________

The Stein Roe Advisor Funds

Stein Roe Advisor Balanced Fund
Stein Roe Advisor Growth & Income Fund
Stein Roe Advisor Growth Stock Fund
Stein Roe Advisor Young Investor Fund
Stein Roe Advisor Special Fund
Stein Roe Advisor Special Venture Fund
Stein Roe Advisor International Fund


Stein Roe Mutual Funds
P.O. Box 8900
Boston, Massachusetts 02205-8900
Retirement Services: 1-800-322-1130
Adviser/Broker Services: 1-800-322-0593
http://www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive,
32nd Floor.

Liberty Securities Corporation, Distributor
Member, SIPC